UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) November 3, 2006

VERI-TEK INTERNATIONAL, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50120 Pontiac Trail, Wixom, Michigan 48393

(Address of Principal Executive Offices) (Zip Code)

(248) 560-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Warrants

On November 3, 2006, Veri-Tek International, Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors named therein (each an “Investor” and collectively, the “Investors”). Pursuant to the terms of the Securities Purchase Agreement, the Company has agreed to issue a total of 2,740,740 units, at a price of $4.05 per unit, resulting in approximately $11.1 million in gross proceeds to the Company (the “Private Placement”). Each unit will consist of one share of common stock of the Company (the “Shares”), no par value (the “Common Stock”), a Series A Warrant to purchase one-fifth of a share of Common Stock, and a Series B Warrant (together with the Series A Warrants collectively referred to as the “Warrants”) to purchase one-fifth of a share of Common Stock (the shares issuable pursuant to the Series A Warrants and the Series B Warrants collectively referred to as the “Warrant Shares”).

Pursuant to the Securities Purchase Agreement, each of the Company, on the one hand, and the Investors, on the other hand, made representations and warranties regarding matters that are customarily included in financings of this nature. Such representations and warranties will survive for a period of two years following the closing date and the delivery of the Shares and the Warrants. Pursuant to the terms of the Securities Purchase Agreement, the Company has agreed to indemnify the Investors against damages with respect to breaches or inaccuracies of representations, warranties, covenants and agreements made by the Company under the Securities Purchase Agreement and related transaction documents. The obligations of the Company to sell the Shares and Warrants, and the obligations of the Investors to purchase such securities, are subject to the fulfillment of specified conditions prior to the closing of the Private Placement.

The Warrants will be issued upon the closing of the Private Placement and will be exercisable after the six month anniversary of the issuance date of the Warrants until November 3, 2011. The Series A Warrants have an exercise price of $4.05 per share, and the Series B Warrants have an exercise price of $4.25 per share. The Warrants will be exercisable on a cashless basis under certain circumstances, and are callable under certain circumstances.

The description of the terms and conditions of the Securities Purchase Agreement, the Series A Warrants, and the Series B Warrants set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Securities Purchase Agreement, the form of the Series A Warrant, and the form of the Series B Warrant attached hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and incorporated herein by this reference. The form of Securities Purchase Agreement, the form of the Series A Warrant, and the form of the Series B Warrant have been included to provide information regarding their terms. They are not intended to provide any other factual information about the Company. Such information can be found in other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Registration Rights Agreement

On November 3, 2006, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement” and together with the Securities Purchase Agreement and the Warrants, the “Transaction Documents”) with the Investors. Pursuant to the Registration Rights Agreement, the Company has agreed to register the resale of the Shares, the Warrant Shares, any shares of Common Stock issuable upon the exercise of warrants issued to Roth Capital Partners, LLC as compensation in connection with the Private Placement, and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect to any of the aforementioned securities. The Company has agreed to file with the SEC a registration statement with respect to this resale registration within 45 calendar days after the closing of the Private Placement. If certain of its obligations under the Registration Rights Agreement are not met, the Company has agreed to make pro-rata partial liquidated damages payments to each Investor.

The description of the terms and conditions of the Registration Rights Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement attached hereto as Exhibit 10.4 and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities

The Company expects the Private Placement of the Shares and Warrants to result in gross proceeds to the Company of approximately $11.1 million before the deduction of expenses related to the Private Placement payable by the Company.

The Shares and the Warrants were offered and sold in the Private Placement to certain institutional investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Additional information regarding the sale and issuance of the Shares and the Warrants in the Private Placement is incorporated herein by reference to “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On November 6, 2006, the Company announced that it had entered into the Securities Purchase Agreement for the sale of the Shares and the Warrants in the Private Placement. The full text of the press releases issued in connection with this announcement are attached as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

VERI-TEK INTERNATIONAL, CORP.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chairman and Chief Executive Officer

Date: November 6, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of November 3, 2006, between the Company and the investors identified on the signature pages thereto.

10.2	Form of Series A Warrant

10.3	Form of Series B Warrant

10.4	Registration Rights Agreement, dated as of November 3, 2006, between the Company and the investors identified on the signature pages thereto.

99.1	Press Release of Veri-Tek International, Corp., dated November 6, 2006.

99.2	Press Release of Veri-Tek International, Corp., dated November 6, 2006.